UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2008
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ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50298 (Commission File Number)	98-0376008 (IRS Employer Identification No.)

Hi-Tech Park 2/5 Givat Ram
PO Box 39098
Jerusalem, Israel 91390
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-566-0001

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 17, 2008, Dr. Harold Jacob was appointed as a member of the board of directors of Oramed Pharmaceuticals, Inc. The appointment increased the number of directors constituting the whole Board from three to four directors. Dr. Jacob resigned from his position as a member of Oramed's Scientific Advisory Board in connection with his joining the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.
Dated: July 22, 2008
	By:	/s/ Nadav Kidron
Nadav Kidron
President, CEO and Director